	Institutional	P	Administrative
Share Class & Ticker:	PEMIX	PMIPX	N/A

Summary Prospectus	July 31, 2010 (as revised February 14, 2011)

PIMCO Emerging Markets and Infrastructure Bond Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 1-800-927-4648 or by sending an email request to Orders@MySummaryProspectus.com. The Fund’s prospectus and Statement of Additional Information, both dated July 31, 2010, as supplemented, along with the financial statements included in the Fund’s most recent annual report to shareholders dated March 31, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	1.25%	1.35%	1.25%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	1.25%	1.35%	1.50%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$397	$686	$1,511
Class P	$137	$428	$739	$1,624
Administrative Class	$153	$474	$818	$1,791

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio consisting of Fixed Income Instruments that are economically tied to emerging market countries and Fixed Income Instruments that are issued by infrastructure entities, projects or assets, all of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Infrastructure entities are involved in the construction, operation, ownership or maintenance of physical structures, networks and other infrastructure assets that provide public services. Examples of infrastructure projects and assets include (i) transportation, such as roads, bridges, tunnels, railroads, mass transit systems, airports and seaports, (ii) public or private utilities, such as power generation facilities and transmission and distribution lines, water distribution facilities and sewage treatment plants, (iii) communication networks, such as broadcast, wireless and cable networks and transmission equipment, (iv) other public service assets, such as educational facilities, hospitals, stadiums and correctional facilities, (v) housing owned or subsidized by a government or agency, and (vi) developmental organizations or agencies focused on infrastructure development. The Fund may invest directly in physical infrastructure assets. The average portfolio duration of the Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and, under normal market conditions, is not expected to exceed ten years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

PIMCO Emerging Markets and Infrastructure Bond Fund

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below Ba by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Infrastructure Risk: the risk that to the extent a Fund invests in infrastructure entities, projects and assets, the Fund may be sensitive to adverse economic, regulatory, political or other developments. Infrastructure entities may be subject to a variety of events that adversely affect their business or operations, including service interruption due to environmental damage, operational issues, access to and the cost of obtaining capital, and regulation by various governmental authorities

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Summary Prospectus

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

The Fund’s benchmark index is the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI). The index is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance/.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Brigitte Posch. Ms. Posch is an Executive Vice President of PIMCO and she has managed the Fund since July 2009.

PURCHASE AND SALE OF FUND SHARES

Institutional Class, Class P or Administrative Class shares: The minimum initial investment for Institutional Class, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

You may sell (redeem) all or part of your Fund shares on any business day. Depending on the elections made on the Client Registration Application, you may sell by:

■	Sending a written request by mail to: PIMCO Funds at PIMCO Funds c/o BFDS Midwest 330 W. 9th Street, Kansas City, MO 64105
■	Calling us at 1-800-927-4648 and a Shareholder Services associate will assist you
■	Sending a fax to our Shareholder Services department at 1-816-421-2861
■	Sending an email to pimcoteam@bfdsmidwest.com

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the intermediary for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

PFE0709I_021411